SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  July 27, 1998


                        IMPERIAL CMB TRUST SERIES 1998-1
          (as issuer under the Indenture, dated as of January 29, 1998, providing for the issuance of Collaterialized Asset-Backed Bonds Series, 1998-1).


                        IMPERIAL CMB TRUST SERIES 1998-1
             (Exact name of Registrant as specified in its Charter)


                                     DELAWARE
                   (State or Other Jurisdiction of Incorporation)


              333-38879                                  33-0705301
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


 		c/o WILMINGTON TRUST COMPANY
 		RODNEY SQUARE NORTH
            1100 NORTH MARKET STREET
            WILMINGTON, DELAWARE                      19890
            (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 556-0122


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of July 27, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1998.



                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of January 29, 1998.


          Date:  October 20, 1998           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX


          Document


          Monthly Remittance Statement to the Certificateholders dated as of July 27, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of August 25, 1998.





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Collateralized Mortgage Notes
Series 1998-1
Statement to Bondholders

DISTRIBUTION IN DOLLARS
                             PRIOR
           ORIGINAL      PRINCIPAL
CLASS    FACE VALUE        BALANCE       INTEREST       PRINCIPAL

A    295,678,848.00  277,454,325.71  1,537,559.39    4,224,025.17
M-1   27,982,225.00   26,257,506.83    156,450.98      399,750.01
M-2   24,251,262.00   22,756,506.23    137,487.23      346,450.01
B     14,923,854.00   14,004,004.27     84,607.53      213,200.02

TOTALS 362,836,189.00  340,472,343.04  1,916,105.13  5,183,425.21

                                                          CURRENT
                     REALIZED          DEFERRED         PRINCIPAL
CLASS      TOTAL       LOSSES          INTEREST           BALANCE

A   5,761,584.56         0.00              0.00    273,230,300.54
M-1   556,200.99         0.00              0.00     25,857,756.82
M-2   483,937.24         0.00              0.00     22,410,056.22
B     297,807.55         0.00              0.00     13,790,804.25

TOTALS  7,099,530.34     0.00              0.00    335,288,917.83

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS  CUSIP    BALANCE   INTEREST   PRINCIPAL   TOTAL    BALANCE
A   452628AT7  938.363794  5.200099  14.285855  19.485954 924.077939
M-1 452628AU4  938.363795  5.591084  14.285855  19.876939 924.077939
M-2 452628AV2  938.363794  5.669281  14.285855  19.955136 924.077940
B   452628AW0  938.363795  5.669282  14.285855  19.955137 924.077939

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A       6.650000%             6.650000%
M-1     7.150000%             7.150000%
M-2     7.250000%             7.250000%
B       7.250000%             7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  June 30, 1998                    Irvine, CA 92614
DISTRIBUTION DATE:  July 27, 1998  FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:          July 27, 1998
DELINQUENT AND
FORCLOSURE LOAN    30 TO 59      60 TO 89      90 PLUS
INFORMATION          DAYS          DAYS         DAYS      TOTAL
PRINCIPAL BALANCE 2,103,659.14  197,198.86  518,036.17  2,818,894.17
% OF POOL BALANCE   0.6089%       0.0571%      0.1499%    0.8159%
NUMBER OF LOANS          14             1            2          17
PERCENTAGE OF LOANS 0.5942%       0.0424%      0.0849%    0.7216%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00    469,305.09   469,305.09
% OF POOL BALANCE   0.0000%       0.0000%     0.1358%     0.1358%
NUMBER OF LOANS           0             0           3           3
PERCENTAGE OF LOANS 0.0000%       0.0000%     0.1273%     0.1273%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00   249,470.55  1,760,846.33
% OF POOL BALANCE   0.0000%       0.0000%     0.0722%     0.5096%
NUMBER OF LOANS           0             0           2           16
PERCENTAGE OF LOANS 0.0000%       0.0000%     0.0000%     0.0000%
REO LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.0849%     0.6791%
% OF POOL BALANCE   0.0000%       0.0000%      0.0000%    0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS 0.0000%       0.0000%      0.0000%    0.0000%

BOOK VALUE OF REO PROPERTY:                                  0.00

AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,491,251.80

AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  5,185,797.73

AGGREGATE COLLECTIONS
WITH RESPECT TO THE MORTGAGE LOANS:                  7,677,049.53

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               5,183,425.21

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            4,942,000.25

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATE HOLDERS:             0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00

AGGREGATE PRIOR UNPAID
INTEREST SHORTFALL TO CERTIFICATEHOLDERS:                    0.00

AGGREGATE CURRENT
INTEREST SHORTFALL TO BONDHOLDERS:                           0.00

AGGREGATE CURRENT INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:

CURRENT AGGREGATE
PRINCIPAL BALANCE OF THE MORTGAGE LOANS:           345,506,919.21
AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             2,356

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:     July 27, 1998

AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                 4,878.09

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:              62,036.96

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               66,915.05

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:         0.00

AMOUNT OF COMPENSATING INTERESTS MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                0.00

CUMULATIVE AMOUNT
OF REALIZED LOSSES SINCE THE CLOSING DATE:                   0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:            0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:              0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:     0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:           0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:            0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:              0.00
Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Collateralized Mortgage Notes
Series 1998-1
Statement to Bondholders

DISTRIBUTION IN DOLLARS
                             PRIOR
           ORIGINAL      PRINCIPAL
CLASS    FACE VALUE        BALANCE       INTEREST       PRINCIPAL

A    295,678,848.00  273,230,300.54  1,514,151.25    7,589,597.98
M-1   27,982,225.00   25,857,756.82    154,069.13      718,258.47
M-2   24,251,262.00   22,410,056.22    135,394.09      622,490.69
B     14,923,854.00   13,790,804.25     83,319.44      383,071.20

TOTALS 362,836,189.00  335,288,917.83  1,886,933.91  9,313,418.34

                                                          CURRENT
                     REALIZED          DEFERRED         PRINCIPAL
CLASS      TOTAL       LOSSES          INTEREST           BALANCE

A   9,103,749.23         0.00              0.00    265,640,702.56
M-1   872,327.60         0.00              0.00     25,139,498.35
M-2   757,884.78         0.00              0.00     21,787,565.53
B     466,390.64         0.00              0.00     13,407,733.05

TOTALS  11,200,352.25    0.00              0.00    325,975,499.49

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE A 452628AT7 924.077939 5.120932 25.668383 30.789315 898.409556
M-1 452628AU4 924.077939 5.505964 25.668383  31.174347 898.409556
M-2 452628AV2 924.077940 5.582971 25.668383  31.251354 898.409556
B   452628AW0 924.077939 5.582971 25.668383  31.251354 898.409556

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A       6.650000%             6.650000%
M-1     7.150000%             7.150000%
M-2     7.250000%             7.250000%
B       7.250000%             7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  July 31, 1998                   Irvine, CA 92614
DISTRIBUTION DATE:  August 25, 1998    FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:          August 25, 1998
DELINQUENT AND
FORCLOSURE LOAN    30 TO 59      60 TO 89      90 PLUS
INFORMATION            DAYS          DAYS         DAYS       TOTAL
PRINCIPAL BALANCE 1,908,407.33  168,393.56  394,029.86  2,470,830.75
% OF POOL BALANCE     0.5677%     0.0501%      0.1172%     0.7350%
NUMBER OF LOANS            11           2            2            15
PERCENTAGE OF LOANS   0.4764%     0.0866%      0.0866%     0.6496%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE        0.00    843,233.29    469,043.19  1,312,276.48
% OF POOL BALANCE     0.0000%     0.2508%      0.1395%     0.3903%
NUMBER OF LOANS             0           6            3           9
PERCENTAGE OF LOANS   0.0000%     0.2599%      0.1299%     0.3898%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE        0.00        0.00    249,330.28  1,873,084.37
% OF POOL BALANCE     0.0000%     0.0000%      0.0742%     0.5572%
NUMBER OF LOANS             0           0            2          17
PERCENTAGE OF LOANS   0.0000%     0.0000%      0.0866%     0.7362%
REO LOAN INFORMATION:
PRINCIPAL BALANCE        0.00        0.00         0.00       0.00%
% OF POOL BALANCE     0.0000%     0.0000%      0.0000%     0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS   0.0000%     0.0000%      0.0000%    0.0000%
BOOK VALUE OF REO PROPERTY:                                  0.00
AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,448,834.95
AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  9,315,782.70
AGGREGATE COLLECTIONS
WITH RESPECT TO THE MORTGAGE LOANS:                 11,764,617.65

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               9,313,418.34

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            9,075,504.79

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATE HOLDERS:             0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00
AGGREGATE PRIOR UNPAID
INTEREST SHORTFALL TO CERTIFICATEHOLDERS:                    0.00

AGGREGATE CURRENT
INTEREST SHORTFALL TO BONDHOLDERS:                           0.00

AGGREGATE CURRENT INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:                             0.00

CURRENT AGGREGATE
PRINCIPAL BALANCE OF THE MORTGAGE LOANS:           336,186,250.40

AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             2,309

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:  August 25, 1998
AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                 4,886.11

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                65,762.40

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                70,648.51
AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:          0.00

AMOUNT OF COMPENSATING INTERESTS MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                     0.00

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                 0.00

CUMULATIVE AMOUNT
OF REALIZED LOSSES SINCE THE CLOSING DATE:                    0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:             0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:               0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:      0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:            0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE+
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:             0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:               0.00
Page 3 of 3                   COPYRIGHT 1998 Bankers Trust Company